SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 18, 2009
MILESTONE SCIENTIFIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-26284	13-3545623

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07034
(Address of principal executive office) (Zip Code)
Registrant’s telephone number, including area code (973) 535-2717
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) On March 18, 2009, Joe W. Martin, our current Chief Executive Officer and a member of the Board, indicated his intent to resign from his executive post and directorship to pursue new career opportunities. Leonard Osser, our Chairman of the Board, will temporarily assume the post of Interim Chief Executive Officer upon Mr. Martin’s resignation, effective March 27, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILESTONE SCIENTIFIC INC.
By:	/s/ Joe W. Martin
Joe W. Martin
Chief Executive Officer

Dated: March 19, 2009